UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  [ X ]   Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2)

[ X ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material under $ 240.14a-12

                               DYNEX CAPITAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


       (1)  Title of each class of securities to which transaction apples:

       (2)  Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

       (4)  Proposed maximum aggregate value of transaction:

       (5)  Total fee paid:

[   ]  Fee paid previously with preliminary materials:

[   ]  Check box if any part of the fee is offset as provided by Exchange  Act
       Rule 0-11(a)(2) and identify the filing for which the offset fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid:

       (2)  Form, Schedule or Registration Statement No.:

       (3)  Filing Party

       (4)  Date Filed:

                               Dynex Capital, Inc.




--------------------------------------------------------------------------------


                    Notice of Annual Meeting of Shareholders
                                       and
                                 Proxy Statement


--------------------------------------------------------------------------------




                         Annual Meeting of Shareholders
                                  July 20, 2004

                               DYNEX CAPITAL, INC.




                                                                   June 19, 2004






To Our Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders of Dynex Capital, Inc. (the "Company") to be held at the "Traders" Conference Room of the New York Marriott Financial Center located at 85 West Street, New York, New York on Tuesday, July 20, 2004, at 9:00 a.m. Eastern Time.

     The business of the meeting is to consider and act upon (i) the election of directors of the Company, (ii) the approval of the Dynex Capital, Inc. 2004 Stock Incentive Plan and (iii) the approval of a proposal to authorize adjournment of the Annual Meeting, if necessary.

     While shareholders may exercise their right to vote their shares in person, we recognize that many shareholders may not be able to attend the Annual Meeting. Accordingly, we have enclosed a proxy which will enable you to vote your shares on the issues to be considered at the Annual Meeting even if you are unable to attend. All you need to do is mark the proxy to indicate your vote, date and sign the proxy, and return it in the enclosed postage-paid envelope as soon as conveniently possible. If you are a common shareholder and desire to vote your shares of common stock in accordance with management's recommendations, you need not mark your votes on the proxy but need only sign, date and return the common proxy card in the enclosed postage-paid envelope in order to record your vote. If you are a preferred shareholder and desire to vote your shares of Series D preferred stock for one or both of the preferred nominees, you must mark your votes on the preferred proxy card and return such proxy card in the enclosed postage-paid envelope in order to record your vote.

                                   Sincerely,



                                   /s/ Thomas B. Akin
                                   ---------------------------------------------
                                   Thomas B. Akin
                                   Chairman of the Board



                                   /s/ Stephen J. Benedetti
                                   ---------------------------------------------
                                   Stephen J. Benedetti
                                   Executive Vice President and
                                   Chief Financial Officer

                               DYNEX CAPITAL, INC.

                            4551 Cox Road, Suite 300
                           Glen Allen, Virginia 23060
                                 (804) 217-5800
                          ----------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

     The Annual Meeting of Dynex Capital, Inc. (the "Company") will be held at the "Traders" Conference Room of the New York Marriott Financial Center located at 85 West Street, New York, New York on Tuesday, July 20, 2004, at 9:00 a.m. Eastern Time, to consider and act upon the following matters:

        1. Holders of our common stock will:

           A. Elect four (4) directors of the Company, to hold office until the next annual meeting and until their successors are elected and duly qualified;
           B.       Approve the Dynex Capital,  Inc. 2004 Stock Incentive
                    Plan;
           C. Approve an adjournment of the meeting to a later date or dates, if necessary, in order to permit the further solicitation of proxies; and
           D. Transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     2. Holders of our Series D preferred stock will:

           A. Elect two (2) directors of the Company, to hold office until the next annual meeting and until their successors are elected and duly qualified, or as otherwise provided in the Company's Articles of Incorporation.

     Only shareholders of record at the close of business on June 17, 2004, the record date, will be entitled to vote at the Annual Meeting.

     Management desires to have maximum representation at the Annual Meeting and respectfully requests that you date, execute and promptly mail the enclosed proxy in the accompanying postage-paid envelope. A proxy may be revoked by a shareholder by notice in writing to the Secretary of the Company at any time prior to its use, by presentation of a later-dated proxy or by attending the Annual Meeting and voting in person.

                                   By Order of the Board of Directors



                                   /s/ Stephen J. Benedetti
                                   ---------------------------------------------
                                   Stephen J. Benedetti
                                   Secretary


Dated:  June 19, 2004

                               DYNEX CAPITAL, INC.
                             4551Cox Road, Suite 300
                           Glen Allen, Virginia 23060
                                 (804) 217-5800
                          ----------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                  July 20, 2004

To Our Shareholders:

     This Proxy  Statement  is  furnished  to the  holders  of the common  stock
("Common Stock") and Series D 9.50% Cumulative Convertible Preferred Stock ("Series D Preferred Stock") of Dynex Capital, Inc. (the "Company") in connection with the solicitation by the Company's Board of Directors of proxies to be used at the Annual Meeting of Shareholders of the Company to be held at the "Traders" Conference Room of the New York Marriott Financial Center located at 85 West Street, New York, New York on Tuesday, July 20, 2004, at 9:00 a.m. Eastern Time. The Annual Meeting is being held for the purposes set forth in the accompanying notice of Annual Meeting of Shareholders. This Proxy Statement, the accompanying proxy card and the notice of Annual Meeting are being provided to shareholders beginning on or about June 19, 2004.


                               GENERAL INFORMATION
                               -------------------

Solicitation
------------

     The enclosed proxy is solicited by the Board of Directors of the Company. The costs of this solicitation will be borne by the Company. Proxy solicitations will be made by mail, and also may be made by personal interview, telephone and telegram by directors and officers of the Company. Brokerage houses and nominees will be requested to forward the proxy soliciting material to the beneficial owners of shares of Common Stock and Series D Preferred Stock and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse such parties for their reasonable expenses in forwarding these proxy materials to such beneficial owners. Additionally, the Company has engaged the firm of MacKenzie Partners, Inc., New York, New York, to conduct proxy solicitations on its behalf at a cost estimated to be $6,000, plus reasonable out-of-pocket expenses.

Preferred Stock Recapitalization Plan
-------------------------------------

     On May 19, 2004, the Company completed a recapitalization plan pursuant to an offer to its then existing preferred shareholders to exchange the outstanding shares of the Company's Series A, Series B and Series C preferred stock for Senior Notes due 2007, and to convert the remaining shares of Series A, Series B and Series C preferred stock into shares of a new Series D Preferred Stock series and Common Stock. The recapitalization plan received the required approval of all classes of the Company's stock. The three classes of Series A, Series B and Series C preferred stock were converted into Series D Preferred Stock and Common Stock effective May 19, 2004. The Company no longer has any Series A, Series B or Series C preferred stock authorized or outstanding.

Voting Rights
-------------

     Common Stock. Holders of shares of Common Stock at the close of business on June 17, 2004, the record date, are entitled to notice of, and to vote at, the Annual Meeting. On that date, 12,162,391 shares of Common Stock were outstanding. Each share of Common Stock outstanding on the record date is entitled to one vote for each of four directors to be elected by the holders of shares of Common Stock and one vote on each other matter presented to such holders at the Annual Meeting. The presence, in person or by proxy, of holders of shares of Common Stock entitled to cast a majority of all the votes entitled to be cast constitutes a quorum for the transaction of business at the Annual Meeting.

     Series D Preferred Stock. Holders of shares of Series D Preferred Stock at the close of business on June 17, 2004, the record date, are entitled to notice of, and to vote at, the Annual Meeting, voting as a single class, to elect two directors to the Company's Board of Directors. The holders of Series D Preferred Stock are not entitled to vote on any other matter. There were 5,628,737 shares of Series D Preferred Stock outstanding as of June 17, 2004.

Voting of Proxies - Common Stock
--------------------------------

     A proxy card, indicating COMMON STOCK shares, is being sent to the holders of shares of Common Stock (the "common proxy"). Shares of Common Stock represented by a properly executed common proxy received in time for the Annual Meeting will be voted in accordance with the choices specified in such common proxy. If no instructions are indicated on the common proxy, the shares of Common Stock will be voted FOR the election of the nominees named in this Proxy Statement as common shareholder directors, FOR the approval of the Dynex Capital, Inc. 2004 Stock Incentive Plan and FOR an adjournment of the Annual Meeting to a later date or dates, if necessary.

Voting of Proxies - Series D Preferred Stock
--------------------------------------------

     A proxy card, indicating SERIES D PREFERRED STOCK shares, is being sent to holders of shares of Series D Preferred Stock (the "preferred proxy"). Shares of Series D Preferred Stock represented by a properly completed and executed preferred proxy received in time for the Annual Meeting will be voted in accordance with the choices specified in such preferred proxy. If a preferred proxy is not completed in accordance with its instructions or no choices are specified on the preferred proxy, the shares of Series D Preferred Stock represented by such preferred proxy will not be voted.

Revocability of Proxy
---------------------

     The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by delivering a written statement to the Secretary of the Company that the proxy is revoked, by presenting to the Company a later-dated proxy executed by the person executing the prior proxy, or by attending the Annual Meeting and voting in person.

Quorum
------

     The following principles of Virginia law apply to the voting of shares of capital stock at the Annual Meeting. The presence in person or by proxy of shareholders entitled to vote a majority of the outstanding shares of Common Stock will constitute a quorum for all matters upon which holders of shares of Common Stock are entitled to vote. The presence in person or by proxy of shareholders entitled to vote a majority of the outstanding shares of Series D Preferred Stock will constitute a quorum for the matter upon which holders of shares of Series D Preferred Stock are entitled to vote. Shares represented by proxy or in person at the Annual Meeting, including shares represented by proxies that reflect abstentions, will be counted as present in the determination of a quorum. An abstention as to any particular matter, however, does not constitute a vote "for" or "against" such matter. "Broker non-votes" (i.e., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions.

Other Matters
-------------

     The management and the Board of Directors of the Company know of no other matters to come before the Annual Meeting other than those stated in the notice of the Annual Meeting. However, if any other matters are properly presented to the shareholders for action, it is the intention of the proxy holders named in the enclosed proxy to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

Annual Report on Form 10-K
--------------------------

     The Company's Annual Report on Form 10-K, including financial statements for the year ended December 31, 2003, which are being mailed to shareholders together with this Proxy Statement, contains financial and other information about the activities of the Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS
                              ---------------------

General
-------

     Common Stock Directors. Four directors of the Company are to be elected by the holders of shares of Common Stock at the Annual Meeting to serve until the next annual meeting and until their successors are elected and duly qualified. On the recommendation of the Nominating & Corporate Governance Committee, the Board of Directors has nominated Thomas B. Akin, J. Sidney Davenport, Donald B. Vaden and Eric P. Von der Porten for election by the holders of shares of Common Stock to the Board of Directors at the Annual Meeting. Unless otherwise indicated, a common proxy representing shares of Common Stock will be voted FOR the election of Messrs. Akin, Davenport, Vaden and Von der Porten to the Board of Directors. Each common stock director nominee has agreed to serve if elected. In the event any common stock director nominee shall unexpectedly be unable to serve, each common proxy will be voted for such other person as the Board of Directors may designate. Selected biographical information regarding each common stock director nominee is set forth below. Thomas H. Potts is not standing for re-election, and his term as a director will expire at the Annual Meeting.

     Series D Preferred Stock Directors. Pursuant to Section 10 of Article IIID of the Company's Articles of Incorporation, as amended, the holders of shares of Series D Preferred Stock are entitled to elect two directors to the Board of Directors of the Company. Except as otherwise provided in the Company's Articles of Incorporation, each such director will serve until the next annual meeting of the shareholders of the Company and until their successors are elected and duly qualified. Mr. Leon A. Felman and Mr. Barry Igdaloff have been nominated for election by holders of shares of Series D Preferred Stock to the Board of Directors at the Annual Meeting. Each preferred stock director nominee has agreed to serve if elected. Selected biographical information regarding each preferred stock director nominee is set forth below.

Vote Required
-------------

     Common Stock Directors. The four directors to be elected by the holders of shares of Common Stock will be elected by a favorable vote of a plurality of the shares of Common Stock represented and entitled to vote with respect to each common stock director, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of the common stock directors will not affect the election of candidates receiving the plurality of votes. Unless instructed to the contrary, the shares represented by each common proxy will be voted FOR the election of each of the four common stock director nominees named below. Although it is anticipated that each common stock director nominee will be able to serve as a director, should any nominee become unavailable to serve, the shares represented by each common proxy will be voted for another person or persons designated by the Company's Board of Directors. In no event will a common proxy be voted for more than four common stock directors.

     Series D Preferred Stock Directors. The two directors to be elected by the holders of shares of Series D Preferred Stock will be elected by a favorable vote of a plurality of the shares of Series D Preferred Stock represented and entitled to vote with respect to each preferred stock director, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of the preferred stock directors will not affect the election of candidates receiving the plurality of votes. If a preferred proxy is not completed in accordance with its instructions or no choices are specified on the preferred proxy, the shares of Series D Preferred Stock represented by such preferred proxy will not be voted. Although it is anticipated that each preferred stock director nominee will be able to serve as a director, should any nominee become unavailable to serve, the shares represented by each preferred proxy will not be voted for another person or persons. In no event will a preferred proxy be voted for more than two directors.

Common Stock Director Nominees
------------------------------

     The following information sets forth as of December 31, 2003, the names, ages, principal occupations and business experience for the Company's common stock director nominees. Unless otherwise indicated, the business experience and principal occupations shown for each director has extended five or more years.

     Thomas B. Akin (51), has been a director of the Company since May 2003, and Chairman since May 30, 2003. He also has served as the managing general partner of Talkot Capital, LLC located in Sausalito, California since 1995. Talkot Capital is the general partner for various limited partnerships investing in both private and public companies.(1) From 1991 to 1994, Mr. Akin was the manag-ing director of the Western United States for Merrill Lynch Institutional Services. Mr. Akin had been the regional director of the San Francisco and Los Angeles regions for Merrill Lynch Institutional Services from 1981 to 1991. Prior to Merrill Lynch, Mr. Akin was an employee of Salomon Brothers from 1978 to 1981. Mr. Akin is currently on the board of directors of Acacia Research Inc.

-----------
(1) Mr. Akin is the managing general partner of Talkot Capital, LLC. During 1999, Talkot Capital and several other investors invested in Infotec Commercial Systems, Inc. ("Infotec"), a privately held company that provided training in computer technology to businesses throughout the United States. In 2001, Mr. Akin served as Chairman of the Board of Directors of Infotec, which filed for relief under Chapter VII of the United States Bankruptcy Code resulting in the liquidation of the company's assets. The investors of Infotec, including Talkot Capital, did not receive any return on capital.
-----------

     J. Sidney Davenport (62), has been a director of the Company since its organization in December 1987. Mr. Davenport retired from The Ryland Group, Inc., a publicly-owned corporation engaged in residential housing construction and mortgage-related financial services, where he was a Vice President from March 1981 to January 1998. Mr. Davenport was Executive Vice President of Ryland Mortgage Company from April 1992 to January 1998. Mr. Davenport served as a director of Mentor Income Fund, Inc., a publicly traded closed-end mutual fund, from June 1992 to August 1993.

     Donald B. Vaden (68), has been a director of the Company since January 1988. He is the retired past Chairman of Residential Home Funding Corporation where he served from December 1992 until February 1995. In March 1995, Mr. Vaden resumed practicing law specializing in mediation and arbitration, and is certified for general and family mediation by the Supreme Court of Virginia.

     Eric P. Von der Porten (46), has been a director of the Company since May 2002. Since 1997, Mr. Von der Porten has served as the managing member of Leeward Investments, LLC, the general partner of Leeward Capital, L.P. Mr. Von der Porten earned an A.B. from the University of Chicago and an M.B.A. from the Stanford Graduate School of Business.

Series D Preferred Stock Director Nominees
------------------------------------------

     The following information sets forth as of December 31, 2003, the names, ages, principal occupations and business experience for the Company's preferred stock director nominees. Unless otherwise indicated, the business experience and principal occupations shown for each director has extended five or more years.

     Leon A. Felman (68), has been a director of the Company since November 2000. As of December 31, 2003, Mr. Felman was a director of Allegiant Bancorp, Inc., a St. Louis, Missouri based bank holding company, a position he has held since 1992, and of Allegiant Bank & Trust Company, Inc., a position he has held since 2001. Allegiant Bancorp was sold in 2004 and Mr. Felman no longer serves on either board. Mr. Felman also served on the audit committee, the real estate committee and chaired both the Nominating and Corporate Governance Committee and the Ethics Committee while on the Board of Allegiant Bancorp. From 1968 to 1999, Mr. Felman was the president and chief executive officer of Sage Systems, Inc., which operated twenty-eight Arby's restaurants in the St. Louis, Missouri metropolitan area. He also currently serves as the managing operating partner of Sage Systems Liquidating Trust, LLC and is the managing partner of Felman Family Partnership, LP. Mr. Felman has been a private investor in financial institutions since 1999. Mr. Felman graduated from Carnegie Institute of Technology with a B.S. in Industrial Administration.

     Barry  Igdaloff  (49),  has been a director of the Company  since  November
2000. Mr. Igdaloff has been a registered investment advisor and the sole proprietor of Rose Capital in Columbus, Ohio, since 1995. Mr. Igdaloff graduated from Indiana University in 1976 with a B.S.B. in Accounting and in 1978 graduated from Ohio State University with a J.D. in law. Mr. Igdaloff is a non-practicing certified public accountant and a non-practicing attorney.


                              CORPORATE GOVERNANCE
                           AND THE BOARD OF DIRECTORS
                           --------------------------

General
-------

     The business and affairs of the Company are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and the Company's Articles of Incorporation and Bylaws. Members of the Board are kept informed of the Company's business through discussions with the Chairman of the Board and chief executive officer (or, in his absence, the principal executive officer) and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. The corporate governance practices followed by the Company are summarized below.

Corporate Governance Guidelines
-------------------------------

     The Board of Directors has adopted Corporate Governance Guidelines that set forth the practices of the Board with respect to its size, criteria for membership and selection to the Board, committees of the Board, meetings and access to management, director compensation, director orientation and continuing education, an annual performance evaluation of the Board, director responsibilities, an annual review of performance of the president and chief executive officer (or, in his absence, the principal executive officer) and management succession and ethics and conduct. The Guidelines are available on the Company's web page at www.dynexcapital.com. A printed copy is available to any shareholder upon written request to the Secretary of the Company, 4551 Cox Road, Suite 300, Glen Allen, Virginia 23060.

     The Board of Directors in its business judgment has determined that all of its members are independent as defined by New York Stock Exchange listing standards. In reaching this conclusion, the Board considered whether the Company and its subsidiaries conduct business and have other relationships with organizations of which certain members of the Board or members of their immediate families are or were directors or officers. Consistent with the New York Stock Exchange listing standards, the Company's Corporate Governance Guidelines establish categorical standards under which a director will not be considered to have a material relationship with the Company if:

     o during each of the current fiscal year and three most recent fiscal years, neither the director nor any immediate family member of the director received more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided that such compensation is not contingent on continued service);

     o during each of the current fiscal year and three most recent fiscal years, the director is not, and was not an executive officer or an employee, or whose immediate family member is not, or was not, an executive officer of another company that made payments to, or received payments from, the Company for property or services in an amount which, in any single fiscal year, exceeded the greater of $1,000,000 or 2% of such other company's consolidated gross revenues; or

     o he director serves as an executive officer of a charitable organization to which during each of the three preceding fiscal years the Company made charitable contributions that did not exceed the greater of $1,000,000 or 2% of such charitable organization's consolidated gross revenues.

     None of the Company's non-employee directors, their immediate family members, or organizations in which they are a partner, shareholder or officer, are engaged in relationships with the Company not meeting the criteria set forth above.

Code of Ethics
--------------

     The Board of Directors has approved a Code of Business Conduct and Ethics for directors, officers and employees of the Company and each of its subsidiaries, including the Company's chief executive officer (or, in his absence, the principal executive officer) and principal financial officers. The Code addresses such topics as compliance with applicable laws, conflicts of interest, use and protection of Company assets, confidentiality, dealings with the press and communications with the public, accounting and financial reporting matters, fair dealing, discrimination and harassment and health and safety. It is available on the Company's web page at www.dynexcapital.com. A printed copy of the Code is available to any shareholder upon written request to the Secretary of the Company at the address set forth above.

Board and Committee Meeting Attendance
--------------------------------------

     In 2003, there were seven meetings of the Board of Directors. Each director attended 75% or more of the total aggregate number of meetings of the Board and of the committees on which he or she served.

Executive Sessions
------------------

     Executive sessions where non-employee directors meet on an informal basis are scheduled either before or after regularly scheduled Board meetings. At least once a year the Board schedules an executive session including only independent directors. Thomas B. Akin, the Chairman of the Board, serves as chairman for executive sessions.

Communications with Directors
-----------------------------

     Any director may be contacted by writing to him c/o the Secretary of the Company at the address set forth above. Communications to the non-management directors as a group may be sent to the Chairman of the Board c/o the Secretary of the Company at the same address. The Company promptly forwards, without screening, all such correspondence to the indicated director(s).

Committees of the Board
-----------------------

     The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating & Corporate Governance Committee.

     Audit Committee
     ---------------

     The Audit Committee assists the Board of Directors in fulfilling the Board's oversight responsibility to the shareholders relating to the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company's independent auditor and the performance of the internal audit function. The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company. The Committee operates under a written charter last amended by the Board in June 2004. The Audit Committee Charter is set forth in Appendix A to this Proxy Statement and is available on the Company's web page at www.dynexcapital.com.

     The members of the Audit Committee are Messrs. Von der Porten (Chairman), Felman, Igdaloff and Vaden, all of whom the Board in its business judgment has determined are independent as defined by regulations of the Securities and Exchange Commission and the New York Stock Exchange listing standards. The Board of Directors also has determined that all of the Committee members are financially literate as defined by the New York Stock Exchange listing standards and that Mr. Igdaloff qualifies as an audit committee financial expert as defined by regulations of the Securities and Exchange Commission.

     The Audit Committee met six times in 2003. For additional information regarding the Committee, see "Audit Information - Audit Committee Report" on page 21 of this Proxy Statement.

     Compensation Committee
     ----------------------

     The Compensation Committee performs the responsibilities of the Board of Directors relating to compensation of the Company's executives. The Committee's responsibilities include reviewing and approving corporate goals and objectives relevant to compensation of the Company's chief executive officer, evaluating the chief executive officer's performance in light of those goals and objectives and determining and approving the chief executive officer's compensation level based on this evaluation; reviewing and approving the compensation for senior executive officers, including their corporate goals and objectives; producing a report on executive compensation as required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement; reviewing and approving any employment-related agreement, other compensation arrangement, or transaction with senior management; making recommendations to the Board with respect to annual and long-term incentive compensation and equity-based plans; administering the Company's equity-based, deferral and other compensation plans approved by the Board from time to time; reviewing any significant changes in the Company's tax-qualified employee benefit plans; and reviewing annually with the chief executive officer succession planning and management development activities and strategies. The Committee operates under a written charter last amended by the Board in June 2004. The Charter of the Compensation Committee is available on the Company's web page at www.dynexcapital.com. A printed copy is available to any shareholder upon written request to the Secretary of the Company at the address set forth above.

     The members of the Compensation Committee are Messrs. Davenport (Chairman), Akin and Vaden, all of whom the Board in its business judgment has determined are independent as defined by the New York Stock Exchange listing standards. The Committee met two times in 2003. For additional information regarding the Committee, see "Management of the Company and Executive Compensation--Compensation Committee Report" on page 11 of this Proxy Statement.

     Nominating & Corporate Governance Committee
     -------------------------------------------

     The Nominating & Corporate Governance Committee develops qualifications for director candidates, recommends to the Board of Directors persons to serve as directors of the Company and monitors developments in, and makes recommendations to the Board concerning corporate governance practices. The Committee acts as the Company's nominating committee. The Committee operates under a written charter last amended by the Board in June 2004. The Charter of the Corporate Governance Committee is available on the Company's web page at www.dynexcapital.com. A printed copy is available to any shareholder upon written request to the Secretary of the Company at the address set forth above.

     The members of the Nominating & Corporate Governance Committee are Messrs. Felman (Chairman), Vaden and Von der Porten, all of whom the Board in its business judgment has determined are independent as defined by the New York Stock Exchange listing standards. The Committee met three times in 2003.

     The Nominating & Corporate Governance Committee considers candidates for the Board based upon several criteria, including but not limited to their broad-based business and professional skills and experience, concern for the long-term interest of the Company's shareholders, personal integrity and judgment, and knowledge and experience in the Company's industry. The Committee further considers each candidate's independence, as defined by the New York Stock Exchange listing standards. All candidates must have time available to devote to Board duties and responsibilities.

     The Nominating & Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Committee will regularly assess the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Committee will consider various potential candidates for director. Candidates may come to the attention of the Committee through current Board members, professional search firms, shareholders or other persons. These candidates are evaluated at regular or special meetings of the Committee and may be considered at any point during the year.

     Shareholders entitled to vote for the election of directors may submit candidates for consideration by the Nominating & Corporate Governance Committee if the Company receives timely written notice, in proper form, for each such recommended director nominee. If the notice is not timely and in proper form, the nominee will not be considered by the Committee. Under the regulations of the Securities and Exchange Commission, any shareholder desiring to recommend a nominee to be acted upon at the 2005 annual meeting of shareholders must cause such nominee to be received, in proper form, by the Secretary of the Company no later than February 19, 2005 in order for the nominee to be considered for inclusion in the Company's Proxy Statement for that meeting. Any nominees that are received after that date may be considered by the Nominating & Corporate Governance Committee outside of the proxy statement process.

     In evaluating nominations, the Nominating & Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

Annual Meeting Attendance
-------------------------

     The Company encourages members of the Board of Directors to attend the annual meeting of shareholders. All of the directors attended the 2003 annual meeting of shareholders.

Directors' Compensation
-----------------------

     The independent directors receive an annual fee of $25,000 per year, plus $500 for each meeting of the Board of Directors, or committee thereof, they attend. In addition, these directors are reimbursed for expenses related to their attendance at Board of Directors and committee meetings.


                               OWNERSHIP OF STOCK
                               ------------------

Management and Certain Beneficial Owners
----------------------------------------

     The following table sets forth information regarding the beneficial ownership of each of shares of Common Stock and shares of Series D Preferred Stock as of June 4, 2004, by: (a) each director of the Company, (b) the Company's sole executive officer, (c) all directors and the executive officer of the Company as a group, and (d) all other shareholders known by the Company to be beneficial owners of more than 5% of the outstanding shares of any class of the Company's stock.

                                                     Common Stock                    Series D Preferred Stock
                                                     ------------                    ------------------------

                 Name                       Shares (1)       Percentage (2)         Shares         Percentage (3)
                 ----                       ----------       --------------         ------         --------------

Thomas B. Akin (4)                          1,961,016            15.15%             782,859            13.91%
  10 Via El Verano
  Tiburon, California  94920

Stephen J. Benedetti                           18,114 (5)           *                    --              --
J. Sidney Davenport                            25,356               *                    --              --
Leon A. Felman                                118,602 (6)           *                88,998             1.58%
Barry Igdaloff                                662,578 (7)         5.22%             521,025             9.26%
Thomas H. Potts                               326,238 (8)         2.68%                  --              --
Donald B. Vaden                                 9,483 (9)           *                    --              --
Eric P. Von der Porten                        159,572 (10)        1.31%              15,764               *

All directors and executive officers
 as a group (8 persons)                     3,280,959            24.18%           1,408,646            25.03%

Rockwood Partners, L.P. (11)                  926,905             7.53%             152,738             2.71%
Rockwood Asset Management, Inc.
Demeter Asset Management, Inc.
Jay Buck
  35 Mason Street
  Greenwich, Connecticut  06830

Howard Amster (12)                            764,576             6.16%             240,191             4.27%
Ramat Securities Ltd.
  23811 Chagrin Blvd. #200
  Beachwood, Ohio  44122
Amster Trading Company
Amster Trading Company Charitable
    Remainder Unitrusts
  25812 Fairmount Blvd.
  Beachwood, Ohio  44122
Tova Financial, Inc.
David Zlatin
Gilda Zlatin
  2562 Biscayne Boulevard
  Beachwood, Ohio  44122

---------------

* Percentage of ownership is less than one percent of the outstanding shares of the applicable class.

(1) All amounts include both shares of Common Stock and shares of Series D Preferred Stock, which are convertible into shares of Common Stock at the option of its holder.
(2) Each percentage is based on 12,162,391 shares of Common Stock issued and outstanding and is calculated based on the assumption that the beneficial owner has converted all shares of Series D Preferred Stock into shares of Common Stock.
(3) Percentage is based on 5,628,737 shares of Series D Preferred Stock issued and outstanding.
(4) Amount includes 545,838 shares of Common Stock and 462,337 shares of Series D Preferred Stock owned by Talkot Crossover Fund, L.P., of which Mr. Akin is the managing general partner.
(5)  Amount does not reflect stock appreciation rights that Mr. Benedetti holds.
(6) Amount reflects 6,589 shares of Common Stock and 14,476 shares of Series D Preferred Stock owned by the Leon A. Felman IRA Rollover, 12,447 shares of Common Stock and 40,611 shares of Series D Preferred Stock owned by the Homebaker Brand Profit Sharing Plan, 7,537 shares of Common Stock and 12,830 shares of Series D Preferred Stock owned by the Leon A. Felman Keogh Profit Sharing Plan, 278 shares of Common Stock and 15,799 shares of Series D Preferred Stock owned by the Leon A. Felman Family Trust, 2,120 shares of Common Stock and 3,410 shares of Series D Preferred Stock owned by HLF Corporation, 278 shares of Common Stock and 835 shares of Series D Preferred Stock owned by the Harriet Felman IRA and 355 shares of Common Stock and 1,037 shares of Series D Preferred Stock owned by the Leon A. Felman IRA.
(7) Amount includes 77,663 shares of Common Stock and 241,936 shares of Series D Preferred Stock owned by clients of Rose Capital, Inc., of which Mr. Igdaloff is the sole proprietor. Mr. Igdaloff shares the power to vote and dispose of such shares.
(8) Amount includes 9,077 shares of Common Stock owned by Mr. Potts' children and spouse.
(9)  Amount  includes  583 shares of Common  Stock owned by Mr. Vaden's spouse.
(10) Amount reflects 143,808 shares of Common Stock and 15,764 shares of Series D Preferred Stock owned by Leeward Capital, L.P. Mr. Von der Porten is the managing member of Leeward Investments, LLC, which is the general partner of Leeward Capital, L.P.
(11) The information presented is based on a Schedule 13D/A filed by the parties on May 28, 2004. The Schedule 13D/A reported that each of Rockwood Partners, L.P., Rockwood Asset Management, Inc., Demeter Asset Management, Inc. and Jay Buck has shared power to vote and dispose of 774,167 shares of Common Stock and 152,738 shares of Series D Preferred Stock. Rockwood Asset Management, Inc. is the general partner of Rockwood Partners, L.P., an investment limited partnership that owns all of the shares reported. Demeter Asset Management, Inc. provides investment management services to Rockwood Partners, L.P., and Mr. Buck is the owner of both Rockwood Asset Management, Inc. and Demeter Asset Management, Inc.
(12) The information presented is based on a Schedule 13D filed by the parties on May 28, 2004. The Schedule 13D reported that Howard Amster has sole power to vote and dispose of 170,500 shares of Common Stock and shared power to vote and dispose of 90,500 shares of Common Stock, each of Amster Trading Company and Amster Trading Company Charitable Remainder Unitrusts has shared power to vote and dispose of 90,500 shares of Common Stock, Ramat Securities Ltd. has shared power to vote and dispose of 262,019 shares of Common Stock and 234,223 shares of Series D Preferred Stock, each of Tova Financial, Inc. and Gilda Zlatin has shared power to vote and dispose of 1,366 shares of Common Stock and 5,968 shares of Series D Preferred Stock and David Zlatin has shared power to vote and dispose of 263,385 shares of Common Stock and 240,191 shares of Series D Preferred Stock. Mr. Amster is the owner of Amster Trading Company, which funds the Amster Trading Company Charitable Remainder Unitrusts and has the right to change their trustees. In addition, Messrs. Amster and Zlatin are the owners of Ramat Securities Ltd., a broker-dealer, and Mr. Zlatin has sole control of voting and dispositive power over all securities owned by that entity. The Zlatins are the owners of Tova Financial Inc.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

     Based solely upon a review of all Forms 3, 4 and 5 furnished to the Company with respect to transactions in the 2003 year and representations made to the Company by certain reporting persons, the Company knows of no person that failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during 2003, except for Mr. Potts, who inadvertently filed late one Form 4 with respect to a sale of shares of Common Stock.


              MANAGEMENT OF THE COMPANY AND EXECUTIVE COMPENSATION
              ----------------------------------------------------

     The executive officer of the Company and his position is as follows:

  Name                           Age                  Position(s) Held
  ----                           ---                  ----------------

  Stephen J. Benedetti            41                  Executive Vice President,
                                                      Chief Financial Officer,
                                                      Secretary and Treasurer

     The executive officer serves at the discretion of the Company's Board of Directors. Biographical information regarding Mr. Benedetti is set forth below.

     Stephen J. Benedetti has served as Executive Vice President, Chief Financial Officer, Secretary and Treasurer since September 2001. As Executive Vice President, Mr. Benedetti serves as the principal executive officer of the Company. From May 2000 to September 2001, Mr. Benedetti had been the Acting
Chief Financial Officer and Acting Secretary. From October 1997 until August 2001, Mr. Benedetti served as Vice President and Treasurer of the Company; and from September 1994 until December 1998, he served as Vice President and Controller. From March 1992 until September 1994, he served as Director of Accounting and Financial Reporting for National Housing Partnerships, a national multifamily housing syndicator and property management concern. Mr. Benedetti also served as audit manager for Deloitte & Touche from 1985 to 1992, where he provided audit and consulting services to various clients primarily in the financial services and real estate development industries. Mr. Benedetti is a Certified Public Accountant.

Compensation Committee Report
-----------------------------

     The Compensation Committee of the Company's Board of Directors, which is comprised exclusively of the independent directors listed below, administers the Company's executive compensation program. All issues pertaining to executive compensation are reviewed and approved by the Compensation Committee.

     The Compensation Committee has designed the executive compensation structure to reward long-term value that is created for shareholders and to reflect the business strategies and long-range plans of the Company. The guiding principles in regard to compensation are (i) to attract and retain key high caliber executives, (ii) to provide levels of compensation that are competitive with those levels offered by the Company's competitors, (iii) to motivate executives to enhance long-term shareholder value by linking stock performance (on a total return basis) with long-term incentive compensation, and (iv) to design a long-term compensation program that leads to management retention.

     The components of executive officer compensation are base annual salary and annual bonus. Additional components in prior years included grants and awards under the Dynex Capital, Inc. 1992 Stock Incentive Plan (the "1992 Plan"), which has expired. The Company is presenting the Dynex Capital, Inc. 2004 Stock Incentive Plan, which will replace the 1992 Plan, for approval by shareholders at the Annual Meeting.

     The Company's only executive officer is Stephen J. Benedetti, who is the Company's Executive Vice President, Chief Financial Officer, Secretary and Treasurer. For 2003, Mr. Benedetti was compensated pursuant to an employment agreement, which is described in the "Employment Agreements" section below, that was effective as of March 18, 2002. His base annual salary for 2003 was $183,960, which reflected the initial base salary set forth in the employment agreement, as adjusted for inflation. In addition, the employment agreement entitles Mr. Benedetti to receive annual incentive compensation, in the form of a bonus, in an amount equal to up to 66.7% of his base salary as approved by the Compensation Committee. For 2003, the Compensation Committee set this amount at $102,000, based on the financial performance of the Company, achievements in implementing the Company's long-term strategy and the personal observations of his performance by the Compensation Committee, in addition to the guiding principles described above. No particular weight was given to any particular aspects of the performance of the executive officer.

     Mr. Benedetti's employment agreement will expire in June 2004. In June 2004, the Company and Mr. Benedetti entered into a severance agreement that will cover certain terms of his employment in the future. These terms are described in the "Employment Agreements" section below.

     There were no grants or awards of stock options or stock appreciation rights during 2003.

                             Compensation Committee

                          J. Sidney Davenport, Chairman
                                 Thomas B. Akin
                                 Donald B. Vaden


Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

     During 2003, no interlocking relationship existed between any member of the Compensation Committee and the Company.

Executive Compensation
----------------------

     The Summary Compensation Table below includes individual compensation information for 2003, 2002 and 2001 on the most highly compensated executive officer whose salary and bonus exceeded $100,000 (the "Named Officer").

                           Summary Compensation Table
                           --------------------------

                                                                                   Long-Term
                                                                                  Compensation
                                            Annual Compensation                     Awards
                                            -------------------                     ------

Name and Principal                                             Other Annual                           All Other
 Position                     Year  Salary ($)   Bonus ($)    Compensation ($)        SARs        Compensation ($)(2)
------------------------------------------------------------------------------------------------------------------------

Stephen J. Benedetti          2003   183,960      102,000           (1)                    -            12,160
Executive Vice President,     2002   180,000      120,000           (1)                    -            36,365
  Chief Financial Officer,    2001   180,000       60,030           (1)               30,000            46,721
  Secretary and Treasurer

-------------------------

(1) Amounts do not include perquisites and other personal benefits, securities or property where the aggregate amount of such compensation to an executive officer is the lesser of either $50,000 or 10% of annual salary and bonus.

(2) Amount for 2003 for Mr. Benedetti consists of matching and profit sharing contributions to the Company's 401(k) Plan in the amount of $12,000 and Group Term Life Insurance in the amount of $160.

     The Company did not grant any SARs during 2003. The table below presents the total number of SARs exercised by the Named Officers in 2003 and held by the Named Officers at December 31, 2003 (distinguishing between SARs that are exercisable as of December 31, 2002 and those that had not become exercisable as of that date) and includes the aggregate amount by which the market value of the SARs (including related Dividend Equivalent Rights ("DERs")) exceeds the exercise price at December 31, 2003.

                  Aggregated SAR Exercises in Last Fiscal Year
                       and Fiscal Year-End SAR Value Table
                       -----------------------------------

                                                           Number of Unexercised            Value of Unexercised
                                                             SARs at 12-31-03           In-the-Money SARS at 12-31-03
                                                             ----------------           -----------------------------
                             Number        Value
Name                        of SARs       Realized     Exercisable     Unexercisable    Exercisable     Unexercisable
---------------------------------------------------------------------------------------------------------------------

Stephen J. Benedetti           0             $0           30,000             0            $123,000            0

Equity Compensation Plan Information
------------------------------------

    The Company does not currently have any compensation plans or other arrangements under which equity securities are authorized for issuance.

Employment Agreements
---------------------

     The Company and Mr. Benedetti are parties to an employment agreement that is effective as of March 18, 2002 and expires June 30, 2004. Under the terms of the employment agreement, Mr. Benedetti receives a current base salary of $180,000 per annum, adjusted January 1 of each year for inflation. In addition, he is entitled to receive up to 66.7% of his base salary as incentive compensation, as approved by the Compensation Committee. The employment agreement will terminate in the event of Mr. Benedetti's death or total disability, may be terminated by the Company with "cause" (as defined in the agreement) or for any reason other than cause, and may be terminated by the resignation of Mr. Benedetti. If the employment agreement is terminated by the Company for any reason other than cause, total disability or death, then the Company shall pay to Mr. Benedetti his salary for a period equal to the lesser of one year, or through the expiration date of the employment agreement. In lieu of renewing his employment agreement, the Company and Mr. Benedetti have entered into a severance agreement, as described below.

     The Company and Mr. Benedetti are parties to a severance agreement that is effective as of June 11, 2004 and that will stay in effect for the duration of Mr. Benedetti's employment with the Company. The severance agreement provides generally that a lump sum payment will be made to Mr. Benedetti under certain circumstances upon his termination of employment with the Company. Such circumstances include the termination of employment by Mr. Benedetti for "good reason" (as defined in the agreement), such as the occurrence of a change in control of the Company, or the termination of his employment by the Company without "cause" (as defined in the agreement). In such events, Mr. Benedetti will have the right to receive a lump sum payment equal to the sum of (i) Mr. Benedetti's base salary and bonus that has accrued but has not been paid, (ii) the equivalent of Mr. Benedetti's annual base salary of one year for every fifty months that Mr. Benedetti has been employed by the Company prorated for any period of less than fifty months and (iii) any other amounts or benefits Mr. Benedetti is entitled to receive under any plan, program, policy or practice or contract or agreement of the Company. Mr. Benedetti also will become fully vested in any options, stock appreciation rights or other forms of incentive stock compensation granted to Mr. Benedetti under the 2004 Stock Incentive Plan if he terminates his employment for good reason or if he is terminated without cause. If a termination under the severance agreement had occurred as of June 11, 2004, the payments due to Mr. Benedetti would have equaled $436,087.

Certain Relationships and Related Transactions
----------------------------------------------

     The Company and Dynex Commercial, Inc., now known as DCI Commercial, Inc ("DCI"), have been jointly named in various litigation regarding the activities of DCI while it was an operating subsidiary of an affiliate of the Company, Dynex Holding, Inc. The Company and DCI entered into a Litigation Cost Sharing Agreement whereby the parties set forth how the costs of defending against litigation would be shared, and whereby the Company agreed to fund all costs of such litigation, including DCI's portion. DCI's cumulative portion of costs associated with the various litigation and funded by the Company is approximately $2.5 million and is secured by the proceeds of any counterclaims that DCI may receive in the litigation. DCI costs funded by the Company are considered loans, and bear simple interest at the rate of Prime plus 8.0% per annum. At December 31, 2003, the total amount due the Company under the Litigation Cost Sharing Agreement, including interest, was approximately $3.0 million, which has been fully reserved by the Company. DCI is currently wholly-owned by ICD Holding, Inc. Thomas H. Potts and Stephen J. Benedetti are the sole shareholders of ICD Holding. For more information on this litigation, see "Item 3. Legal Proceedings" of the Company's Annual Report on Form 10-K for the year ended December 31, 2003, which accompanies this Proxy Statement.

Stock Performance Graph
-----------------------

     The following graph demonstrates a five year comparison of cumulative total returns for shares of Common Stock (listed as "DX"), the Standard & Poor's 500 Stock Index ("S&P 500"), the SNL Financial REIT Index and the Bloomberg Mortgage REIT Index. The table below assumes $100 was invested at the close of trading on December 31, 1998 in the shares of Common Stock, S&P 500, the SNL Financial REIT Index and the Bloomberg Mortgage REIT Index.

                      Comparative Five-Year Total Returns *
     DX, S&P 500, SNL Financial REIT Index and Bloomberg Mortgage REIT Index
                 (Performance Results through December 31, 2003)

                                [GRAPH OMITTED]

                                                                      Period Ending
                                            -------------------------------------------------------------------
Index                                        12/31/98    12/31/99   12/31/00   12/31/01    12/31/02   12/31/03
---------------------------------------------------------------------------------------------------------------
Dynex Capital Inc.                             100.00       34.80       5.41      11.35       26.16      32.97
S&P 500                                        100.00      121.11     110.34      97.32       75.75      97.51
SNL Financial REIT Index                       100.00       67.91      81.62     143.10      185.56     280.22
Bloomberg Mortgage REIT Index                  100.00      106.08     117.57     220.58      271.24     357.81

* Cumulative total return assumes reinvestment of dividends. The source of this information is SNL Financial L.C. The factual material is obtained from sources believed to be reliable, but SNL Financial is not responsible for any errors or omissions contained herein.

                                  PROPOSAL TWO
                                 APPROVAL OF THE
                  DYNEX CAPITAL, INC. 2004 STOCK INCENTIVE PLAN
                  ---------------------------------------------

     The Board of Directors has adopted unanimously, and recommends that the Company's shareholders approve, the Dynex Capital, Inc. 2004 Stock Incentive Plan (the "Incentive Plan"). The Company's experience with stock-based incentives has convinced the Board of Directors of their important role in recruiting and retaining officers, directors and employees with ability and initiative and in encouraging such persons to have a greater financial investment in the Company. The Incentive Plan will succeed the Dynex Capital, Inc. 1992 Stock Incentive Plan, the term of which has expired.

     The complete text of the Incentive Plan is attached to this Proxy Statement as Appendix B. The following general description of the principal features of the Incentive Plan is qualified in its entirety by reference to Appendix B.

General Information
-------------------

     The Incentive Plan authorizes the Compensation Committee of the Board of Directors (the "Committee") to grant, subject to approval of the Board of Directors, one or more of the following awards to directors, officers, key employees, consultant and advisors to the Company and its subsidiaries who are designated by the Committee:

     o  options (both incentive and non-qualified);
     o  stock appreciation rights;
     o  stock awards;
     o  dividend equivalent rights;
     o  performance stock awards; and
     o  stock units.

     The Committee will administer the Incentive Plan and may delegate all or part of its authority to one or more officers. However, the Committee may not delegate its responsibility with respect to individuals who are subject to
Section  16  of  the  Exchange   Act.  As  used  in  this   summary,   the  term
"administrator" means the Compensation Committee and any delegate of the compensation committee.

     The Compensation Committee has not made any determination as to any grants or awards under the Incentive Plan and, therefore, the benefits to be allocated to any individual or group of eligible participants are not presently determinable.

     If the shareholders approve the Incentive Plan, the Company will be authorized to issue under the Incentive Plan up to 1,500,000 shares of Common Stock. The maximum aggregate number of shares that may be issued under the Incentive Plan in settlement of Performance Shares is 500,000 and in settlement of Stock Units is 500,000.

     Generally, if an award is terminated, the shares allocated to that award under the Incentive Plan may be reallocated to new awards under the Incentive Plan. Shares surrendered in satisfaction of tax withholding requirements under the Incentive Plan may also be reallocated to other awards.

     The Incentive Plan provides that if there is a stock split, stock dividend or other event that affects the Company's capitalization, appropriate adjustments will be made in the number of shares that may be issued under the Incentive Plan and in the number of shares and price in all outstanding grants and awards made before such event.

     The Incentive Plan also provides that no award may be granted more than 10 years after the date it is approved by the Company's shareholders.

     The Company intends to expense the grants and awards that it makes under the Incentive Plan, to the extent that generally accepted accounting principles, as they apply to the Company, allow such an accounting treatment.

Grants and Awards under the Incentive Plan
------------------------------------------

     The principal features of awards under the Incentive Plan are summarized below.

     Stock Options
     -------------

     The Incentive Plan permits the grant of non-qualified stock options and incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code (the "Code"). The exercise price for options will not be less than the fair market value of a share of Common Stock on the date of grant. Other than in connection with a corporate recapitalization, the option price may not be reduced after the date of grant. The period in which an option may be exercised is determined by the Committee on the date of grant, but may not exceed 10 years. No employee may be granted ISOs (under the Incentive Plan or any other plan of the Company) that are first exercisable in a calendar year covering shares of Common Stock having an aggregate fair market value (determined as of the date the option is granted) exceeding $100,000. Payment of the option exercise price may be in cash, in a cash equivalent acceptable to the administrator, using a cashless exercise with a broker, with shares of Common Stock or with a combination of cash and shares of Common Stock. If the grant agreement provides, payment may be by the Company withholding shares of Common Stock upon exercise to the extent permitted under the applicable laws and regulations. The Incentive Plan provides that a participant may not be granted options in a calendar year for more than 150,000 shares of Common Stock.

     Stock Appreciation Rights (SARs)
     --------------------------------

     SARs may also be granted either independently or in combination with underlying stock options. Each SAR will entitle the holder upon exercise to receive the excess of the fair market value of a share of Common Stock at the time of exercise over the SAR's initial value, which cannot be less than the fair market value of a share of Common Stock on the date of grant of the SAR. Other than in connection with a corporate recapitalization, the initial value of any SAR may not be reduced after the date of grant. At the discretion of the Committee, all or part of the payment in respect of a SAR may be in cash, shares of Common Stock or a combination thereof. The maximum period in which a SAR may be exercised is 10 years from the date of its grant. No participant may be granted SARs in a calendar year covering more than 150,000 shares of Common Stock. For purposes of this limitation and the individual limitation on the grant of options, a SAR and a related option are treated as a single award.

     Stock Awards
     ------------

     The Company may also grant stock awards that entitle the participant to receive shares of Common Stock, including shares that are issued to settle the Company's obligations under its incentive compensation or deferral plan or any successor plan. A participant's rights in the stock award will be forfeitable or otherwise restricted for a period of time or subject to conditions set forth in the grant agreement. The restrictions must include a period of restriction for at least 3 years, unless the stock award is granted in connection with the settlement of performance shares or in the case of a substituted award. The administrator may, in its discretion, waive the requirements for vesting or transferability for all or part of the stock awards in connection with a participant's termination of employment or service. The Incentive Plan provides that no participant may be granted stock awards in any calendar year for more than 150,000 shares of Common Stock.

     Dividend Equivalent Rights (DERs)
     ---------------------------------

     The Committee also may grant DERs in connection with the grant of options or SARs. The Committee will determine whether the DERs entitle the holder to receive (i) shares of Common Stock, (ii) additional options or SARs, or (iii) cash. DERs will accrue with respect to an option or SAR based on the rate at which the Company pays dividends in excess of the return on the Company's average net worth for the applicable period (as determined based on a yield set by the Committee for such period).

      Performance Shares
      ------------------

      Performance share awards entitle the participant to receive a payment equal to the fair market value of a specified number of shares of Common Stock if certain performance objectives or other conditions prescribed by the administrator and set forth in the award agreement are satisfied. The performance period may be shortened and the administrator may adjust the performance objectives for all or part of the performance shares in connection with a participant's termination of employment if the administrator finds that the circumstances of the particular case justify doing so. To the extent that the performance shares are earned, the Company's payment obligation may be settled in cash, shares of Common Stock, the grant of stock units, or a combination of the three. The Incentive Plan provides that no participant may be granted more than 150,000 performance shares in a calendar year.

     Stock Units
     -----------

     The Committee may also award stock units, which is an award stated with reference to a number of shares of Common Stock. The award may entitle the recipient to receive, upon the end of a 3 year period of restriction or the satisfaction of performance objectives prescribed by the administrator and set forth in the award agreement, cash, shares of Common Stock or a combination of both. The Incentive Plan provides that no participant may be granted more than 150,000 stock units in a calendar year.

Performance Criteria
--------------------

     The performance objectives stated with regard to an award may be based on one or more of the following performance criteria: (a) cash flow and/or free cash flow (before or after dividends), (b) earnings per share (including earnings before interest, taxes, depreciation and amortization) (diluted and basic earnings per share), (c) the price of shares of Common Stock, (d) return on equity, (e) total shareholder return, (f) return on capital (including return on total capital or return on invested capital), (g) return on assets or net assets, (h) market capitalization, (i) income or net income (before or after taxes), (j) operating income or net operating income, (k) operating profit or net operating profit, (l) operating margin or profit margin, (m) return on operating revenue, (n) market share, (o) revenue growth, (p) net interest margin, (q) sales, (r) delinquency ratios, (s) credit loss levels, (t) expenses,
(u) total shareholder equity, (v) return the portfolio assets, (w) portfolio growth, (x) servicing volume, (y) production volume and (z) dividends.

Change of Control Provisions
----------------------------

     The Incentive Plan provides that in the event of a "Change of Control" (as defined in the Incentive Plan), all outstanding awards may become fully exercisable and the applicable restrictions to such awards will lapse if provided in the agreements governing such awards.

Federal Income Tax Consequences
-------------------------------

     The principal federal tax consequences to participants and to the Company of grants and awards under the Incentive Plan are summarized below.

     Non-Qualified Stock Options
     ---------------------------

     Non-qualified stock options granted under the Incentive Plan are not taxable to an optionee at grant but result in taxation at exercise, at which time the individual will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value a share of Common Stock on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year the optionee recognizes this income.

     Incentive Stock Options (ISO)
     -----------------------------

      An employee will generally not recognize income on receipt or exercise of an ISO so long as he or she has been an employee of the Company or its subsidiaries from the date the option was granted until three months before the date of exercise; however, the amount by which the fair market value of shares of Common Stock at the time of exercise exceeds the option price is a required adjustment for purposes of the alternative minimum tax applicable to the employee. If the employee holds the shares of Common Stock received upon exercise of the option for one year after exercise (and for two years from the date of grant of the option), any difference between the amount realized upon the disposition of the stock and the amount paid for the stock will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an ISO and satisfies these holding period requirements, the Company may not deduct any amount in connection with the ISO.

      In contrast, if an employee exercises an ISO but does not satisfy the holding period requirements with respect to the shares of Common Stock acquired on exercise, the employee generally will recognize ordinary income in the year of the disposition equal to the excess, if any, of the fair market value of shares of Common Stock on the date of exercise over the option price; and any excess of the amount realized on the disposition over the fair market value on the date of exercise will be taxed as long-or short-term capital gain (as applicable). If, however, the fair market value of shares of Common Stock on the date of disposition is less than on the date of exercise, the employee will recognize ordinary income equal only to the difference between the amount realized on disposition and the option price. In either event, the Company will be entitled to deduct an amount equal to the amount constituting ordinary income to the employee in the year of the premature disposition.

     Stock Appreciation Rights
     -------------------------

     There are no immediate federal income tax consequences to a participant when a SAR is granted. Instead, the participant realizes ordinary income upon exercise of an SAR in an amount equal to the cash and/or the fair market value (on the date of exercise) of the shares of Common Stock received. The Company will be entitled to deduct the same amount as a business expense at the time.

     Stock Awards
     ------------

     The federal income tax consequences of stock awards depend on the restrictions imposed on the stock. Generally, the fair market value of the stock received will not be includable in the participant's gross income until such time as the stock is no longer subject to a substantial risk of forfeiture or becomes transferable. The participant may, however, make a tax election to include the value of the stock in gross income in the year of receipt despite such restrictions. Generally, the Company will be entitled to deduct the fair market value of the stock transferred to the participant as a business expense in the year the participant includes the compensation in income.

     Dividend Equivalent Rights
     --------------------------

     There are no immediate federal income tax consequences to a participant when a DER is granted. Instead, the participant realizes ordinary income when a related SAR or option is exercised in an amount equal to the cash and/or the fair market value (on the date of exercise) of the shares of Common Stock or additional options or SARs received. The Company will be entitled to deduct the same amount as a business expense at the time.

     Performance Share Awards
     ------------------------

     A participant generally will not recognize taxable income upon the award of performance share awards. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of Common Stock for the performance share award. The amount included in the participant's income will equal the amount of cash and the fair market value of the shares of Common Stock received. The Company generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to performance share awards.

     Stock Units
     -----------

     A participant generally will not recognize taxable income upon the award of stock units. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of Common Stock for the stock unit. The amount included in the participant's income will equal the amount of cash and the fair market value of the shares of Common Stock received. The Company generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to stock unit.

     Section 162(m) of the Internal Revenue Code places a $1 million annual limit on the deductible compensation of certain executives of publicly traded corporations. The limit, however, does not apply to "qualified performance-based compensation." The Company believes that grants of options and SARs under the Incentive Plan will qualify for the performance-based compensation exception to the deductibility limit, assuming that the Incentive Plan, as amended and restated, is approved by the shareholders.

     State tax consequences may in some cases differ from those described above. Grants and awards under the Incentive Plan may in some instances be made to employees who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

Amendment and Termination
-------------------------

     The Board of Directors may amend or terminate the Incentive Plan at any time, provided that no such amendment will be made without shareholder approval if (i) the amendment would increase the aggregate number of shares of Common Stock that may be issued under the Incentive Plan (other than as permitted under the Incentive Plan), (ii) the amendment changes the class of individuals eligible to become participant or (iii) such approval is required under any applicable law, rule or regulation.

Vote Required
-------------

     The Incentive Plan must be approved by the affirmative vote of a majority of the votes cast by holders of record of shares of Common Stock. Under applicable New York Stock Exchange listing standards, the total vote cast on the proposal must also represent over 50% of all shares of Common Stock outstanding on the record date. Shareholders may direct that their votes be cast for or against this proposal, or shareholders may abstain from this proposal. The New York Stock Exchange listing standards consider abstentions to be votes cast for purposes of this proposal. Broker non-votes that are not voted on this proposal are not considered votes cast and will not affect the outcome of the vote.

     The Board of Directors recommends that the shareholders vote FOR Proposal Two.


                                 PROPOSAL THREE
                                 APPROVAL OF THE
                            PROPOSAL FOR ADJOURNMENT
                            ------------------------

     Due to the voting requirements on one or more proposals that the Company is presenting to shareholders for approval at the Annual Meeting, the Company has included an additional proposal with respect to the adjournment of the Annual Meeting. It is possible that the Company may not receive by the Annual Meeting a sufficient number of votes to (i) constitute a quorum for the conduct of business or (ii) approve one or more proposals being presented. In either event, the Company would consider adjourning the Annual Meeting to a later date or dates in order to permit the further solicitation of proxies. Accordingly, the Company is submitting the question of adjournment to its shareholders as a separate proposal for their consideration, if necessary, in order to allow proxies that the Company has received at the time of the Annual Meeting to be voted for an adjournment.

     Upon any adjournment of the Annual Meeting, no written notice of such adjourned meeting is required to be given to shareholders if the record date of the Annual Meeting will not change and an announcement is made at the Annual Meeting of the place, date and time to which the Annual Meeting is adjourned.

     The Board of Directors recommends that the shareholders vote FOR Proposal Three.


                             APPOINTMENT OF AUDITORS
                             -----------------------

     The Board of Directors has not appointed auditors to examine the financial statements of the Company for the year ending December 31, 2004. Deloitte & Touche LLP audited the consolidated financial statements of the Company for the fiscal years ended December 31, 2003 and 2002. A representative of Deloitte is expected to be present at the Annual Meeting and will be provided with an opportunity to make a statement and to respond to appropriate questions from shareholders.


                                AUDIT INFORMATION
                                -----------------

Fees of Independent Public Accountants
--------------------------------------

     The following information is furnished with respect to fees billed for professional services rendered to the Company by Deloitte & Touche LLP for the 2003 and 2002 fiscal years.

     Audit Fees
     ----------

     The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal years ended December 31, 2003 and 2002, and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings and engagements, for those fiscal years were $254,331 for 2003 and $274,154 for 2002.

     Audit Related Fees
     ------------------

     The aggregate fees billed by Deloitte & Touche LLP for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and not reported under the heading "Audit Fees" above for the fiscal years ended December 31, 2003 and December 31, 2002 were $15,500 and $55,490, respectively. During 2003, these services included professional services rendered in connection with the Company's tender offer for its preferred shares. During 2002, these services included professional services rendered in connection with the amendment of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and Quarterly Report on Form 10-Q for the period ended March 31, 2002, for the restatement of certain of its securitized financed receivables, which was effective in the quarter.

     Tax Fees
     --------

     There were no fees billed by Deloitte & Touche LLP for professional services for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2003 and December 31, 2002.

     All Other Fees
     --------------

     There were no fees billed by Deloitte & Touche LLP for any other services rendered to the Company for the fiscal years ended December 31, 2003 and 2002.

Pre-Approved Services
---------------------

     All services not related to the annual audit and quarterly review of the Company's financial statements, as described above, were pre-approved by the Audit Committee, which concluded that the provision of such services by Deloitte & Touche LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee's Charter provides for pre-approval of audit and permitted non-audit services. The Charter authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services. The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

Audit Committee Report
----------------------

     The following Audit Committee Report shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Exchange Act of 1933 or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

     The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of any audits, reviews other professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of internal accounting controls. The Audit Committee is composed of four directors, each of whom is independent as defined by the New York Stock Exchange listing standards.

     The Audit Committee has reviewed and discussed with management and the independent accountants the Company's audited financial statements for fiscal year 2003. In addition, the Committee has communicated with the independent accountants the matters required to be communicated by Statement of Auditing Standards No. 61, "Communication with Audit Committees," as amended.

     The Audit Committee has received from the independent accountants written disclosures and a letter concerning the independent accountants' independence from the Company, as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." These disclosures have been reviewed by the Committee, and the Committee has discussed with the independent accountant the independent accountant's independence.

     Based on these reviews and discussions, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for fiscal year 2003 for filing with the Securities and Exchange Commission.

                                 Audit Committee

                        Eric P. Von der Porten, Chairman
                                 Leon A. Felman
                                 Barry Igdaloff
                                 Donald B. Vaden


                              SHAREHOLDER PROPOSALS
                              ---------------------

     Under the regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 2005 annual meeting of shareholders must cause such proposal to be received, in proper form, by the Secretary of the Company no later than February 19, 2005 in order for the proposal to be considered for inclusion in the Company's Proxy Statement for that meeting. Any proposals that are received after that date may be considered by the Company outside of the proxy statement process. Proposals that are received after May 5, 2005 may be voted on by the proxy holders designated for that meeting in their discretion.

                                      By the order of the Board of Directors



                                      /s/ Stephen J. Benedetti
                                      ------------------------------------------
                                      Stephen J. Benedetti
                                      Executive Vice President and
                                      Chief Financial Officer

June 19, 2004

                                                                      Appendix A

                               DYNEX CAPITAL, INC.
                             Audit Committee Charter
                             -----------------------

Organization
------------

The Audit Committee shall be appointed by the Board of Directors and shall consist of at least three directors all of whom shall meet the independence and experience requirements for audit committee members set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, the rules and regulations of the New York Stock Exchange, NASDAQ and applicable law. All Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee, and at least one member shall have accounting or related financial management expertise. No member of the Committee may serve on the Audit Committee of more than two other public companies. The Board of Directors shall designate a member of the Committee as Chairperson of the Committee. No member of the Committee may accept directly or indirectly any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries other than director and committee fees and pension or other forms of deferred compensation (provided such compensation is not contingent in any way on continued service). Directors' fees received by members of the Committee may be greater than the fees received by other directors.

Statement of Policy
-------------------

The Audit Committee shall assist the Board of Directors in fulfilling the Board's oversight responsibility to the shareholders relating to (a) the integrity of the financial statements of the Company, (b) the Company's compliance with legal and regulatory requirements, (c) the qualifications, independence and performance of the Company's independent auditor and (d) the performance of the internal audit function. In connection with fulfilling these responsibilities, the Committee shall meet with management, the internal auditor (or other personnel responsible for the internal audit function) and the independent auditor, including separate meetings with the independent auditor without management being present. In so doing, the Committee will benefit from free and open communication between the Committee, the directors, the independent auditor, the internal auditor and management of the Company. The Committee may adopt such policies and procedures as it may deem necessary or appropriate to carry out its responsibilities under this charter.

Processes
---------

The following shall be the recurring processes of the Committee in carrying out its oversight function. The Committee may supplement these processes as appropriate.

     o Engagement of Auditor. The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Audit Committee. With respect to any continuing engagement of an independent auditor, the Committee shall review and evaluate the lead audit partner, taking into account the opinions of management and the Company's internal auditor, assure the regular rotation of the lead audit partner and other audit partners as required by law and consider whether there should be regular rotation of the audit firm itself. The Committee shall pre-approve all auditing and non-auditing services to be performed by the independent auditor as required by law. In no event shall such non-auditing services be pro-hibited by Section 10A of the Securities Exchange Act of 1934, as amended. The Committee may delegate to one or more designated members of the Committee the authority to grant such pre-approvals.

     o Auditor Independence. The Audit Committee shall discuss the independence of the Company's independent auditor from management and from the Company and shall discuss all relationships between the independent auditor and its affiliates and the Company and its affiliates that may reasonably be thought to bear on the auditor's independence. The independent auditor shall confirm that, in its view, it is independent of the Company. In this regard, the Committee shall obtain at least annually a formal written report from the independent auditor describing all relationships between the auditor and its affiliates and the Company and its affiliates. In addressing the auditor's independence, the Committee shall consider any non-audit services performed by the independent auditor and its affiliates for the Company and its affiliates and the impact such services may have on the auditor's independence. In addition, the Committee shall receive periodic reports from the auditor re-garding the auditor's independence as required by the Independence Standards Board and discuss such reports with the auditor. The Committee may adopt policies regarding auditor independence including, without limitation, policies regarding the auditor's performance of non-audit services.

     o Audit  Planning.  The Audit  Committee  shall discuss  with  the internal auditor and the independent auditor the overall scope and plans for their respective audits, including the adequacy of staffing. With respect to the internal auditor, the Committee shall review the internal auditor's responsibilities, staffing, budget and scope of the internal audit and changes thereto.

     o Review of Internal Controls. The Audit Committee shall discuss with management, the internal auditor and the independent auditor (a) the adequacy and effectiveness of accounting and financial controls that could significantly affect the Company's financial statements, including, without limitation, all significant deficiencies, if any, in the design or operation of the Company's internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data, and whether the Company's principal executive officer and principal financial officer have identified for the Company's in-dependent auditor any material weakness in the Company's internal con-trols; and (b) any fraud, whether or not material, that involves man-agement or other employees who have a significant role in the Company's internal controls. The Committee may elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable.

     o Risk Assessment and Management. The Audit Committee shall discuss with management, the independent auditor and the internal auditor the Company's policies and procedures with respect to risk assessment and risk management.

     o Review of Financial Statements. The Audit Committee shall review and discuss the annual audited financial statements of the Company with man-agement and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Conditions and Results of Operations." In addition, the Audit Committee shall periodi cally discuss the quarterly financial statements of the Company with management and the independent auditor, with a general focus on the types of information to be disclosed and the type of presentation to be made. The Committee shall discuss with management and the independent auditor significant accounting principles, financial reporting issues and judg-ments made in connection with the preparation of the Company's financial statements, including, without limitation, critical accounting policies and assumptions. On at least an annual basis, and on a quarterly basis as appropriate to comply with its responsibilities, the Committee shall re-view with management and the independent auditor all material off-balance sheet transactions, arrangements, obligations and other Company relationships with unconsolidated entities or other persons, and deter mine whether any would have a material current or future effect on finan-cial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources or significant com-ponents of revenues or expenses. The independent auditor shall provide its judgment to the Committee about the quality, not merely the acceptability, of accounting principles, the reasonableness of any significant judgments, and the clarity of disclosures in the financial statements as part of such review.

     o Evaluation of Audit and Audit Problems. The Audit Committee shall dis-cuss with the independent auditor the results of the annual audit and any other matters required under generally accepted auditing standards to be communicated to the Committee by the independent auditor regarding the conduct of the audit. The Committee shall regularly review with the independent auditor any audit problems or difficulties the auditor may have encountered in the course of the audit work, including any restric-tions on the scope of the auditor's activities or on access to requested information and any significant disagreements with manage-ment. In addition, the Audit Committee may review the following with the independent auditor: (a) any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or other-wise), (b) any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement, and (c) any "management" or "internal control" letter issued, or proposed to be issued, by the auditor to the Company. The Audit Com-mittee shall, as it deems appropriate, resolve all disagreements be-tween management and the independent auditor. The Committee also shall review significant changes to the Company's accounting principles and practices as suggested by the independent auditor, internal auditor or management.

     o Reports from Auditor. The Audit Committee shall receive all reports from the independent auditor and all reports required under Section 10A of the Securities Exchange Act of 1934, including a report with respect to
       (a) all critical accounting policies and practices to be used in the preparation of the Company's financial statements, (b) all alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management of the Com-pany, ramifications of the use of such alternative disclosures and treat-ments, and the treatment preferred by the independent auditor, and
       (c) other material written communications between the independent aud-itor and management, such as any management letter or schedule of un-adjusted differences. In addition, the Committee shall obtain and re-view at least annually a report by the independent auditor describing the independent auditor's internal quality-control procedures, and any material issues raised by the most recent internal quality-control re-view or peer review of the independent auditor, or by any inquiry or in-vestigation by governmental or professional authorities, within the pre-ceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues.

     o Reports Relating to Legal Matters. The Committee shall review reports from management, and the Company's legal counsel as necessary, regarding any significant legal matters that may have a material effect on the financial statements or any matters that indicate or suggest the occurrence of a material violation of applicable legal requirements or the Company's ethics and compliance policies and programs.

     o Earnings Press Releases. The Audit Committee shall periodically discuss with management and t he independent auditor, the earnings press releases of the Company as well as financial information and earnings guidance provided to analysts and rating agencies. While this discussion does not need to occur in advance of each earnings press release, the discussion shall include a general focus on the types of information to be disclosed and the type of presentation to be made in earnings press releases.

     o Report to Board. The Committee shall report regularly to the Board of Directors any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditor or the performance of the internal audit function. In addition, the Committee shall annually report to the Board of Directors its conclusions with respect to the performance and independence of the Company's independent auditor. The Committee shall regularly report its activities following its meeting to the Board and maintain adequate minutes and records thereof.

     o Report to SEC. The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement. In addition, the Committee shall
       review  the   disclosure   in  all  proxy   statements   regarding  the
       independence of Audit Committee members.

     o Complaint Procedures. The Audit Committee shall establish procedures for receiving, retaining and handling complaints regarding the Company's accounting, internal controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

     o Hiring Policies. The Audit Committee shall establish hiring policies for employees or former employees of the independent auditor that address conflicts of interests.

     o Investigations;  Funding;  Advisors.  In  discharging its role, the Audit
       Committee may conduct an investigation into any matter brought to its attention and shall have full access to all books, records, facilities and personnel of the Company in order to conduct such an investigation. Among other duties, the Audit Committee shall be responsible specifically for the enforcement of the Company's Code of Business Conduct and Ethics. The Company shall provide appropriate funding, as determined by the Audit Committee, for ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties. The Audit Committee also may retain, and shall receive appropriate funding for, special legal, accounting or other consultants to advise and assist the Committee as it deems necessary to carry out its duties, without obtaining approval of the Board of Directors.

    o Committee Performance Evaluation. The Audit Committee shall perform an annual performance evaluation of the Committee, including, without limitation, an evaluation of the fulfillment of its responsibilities to review (a) any major issues regarding accounting principles and fin-ancial statement presentations, including any significant changes in the Company's selection or application of accounting principles; (b) any major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control defi-ciencies; (c) analyses prepared by management and/or the internal auditor setting forth significant financial reporting issues and judgments made in the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (d) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements; and (e) the type and presentation of information to be included in earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies.

     o Charter. The Audit Committee shall review and reassess the Audit Committee charter at least annually, and any amendments thereto shall be approved by the Board of Directors. The Company shall include a copy of the charter in its proxy statement at least triennially or the year after any significant amendment to the charter.

This charter shall not be construed in a manner that imposes upon the Audit Committee a higher standard of care than that imposed upon committees of boards of directors generally, pursuant to applicable law. It is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete or accurate or are in accordance with GAAP. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditor is responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.


Approved on June 8, 2003 by the Board of Directors of Dynex Capital, Inc.

                                                                      Appendix B

                               DYNEX CAPITAL, INC.
                            2004 STOCK INCENTIVE PLAN
                            -------------------------

                                    Article I
                                   DEFINITIONS
                                   -----------

1.01.    Administrator

         Administrator means the Committee and any delegate of the Committee that is appointed in accordance with Article III. Notwithstanding the preceding sentence, "Administrator" means the Board on any date on which there is not a Committee.

1.02.    Agreement

         Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award granted to such Participant.

1.03.    Average Net Worth

         Average Net Worth means for any period, the arithmetic average of the Net Worth of the Company at the beginning of such period and at the end of such period.

1.04.    Award

         Award means an award of Performance Shares, or a Stock Award, Stock Unit, Option or SAR granted to such Participant.

1.05.    Board

         Board means the Board of Directors of the Company.

1.06.    Change in Control

         Change in Control means the occurrence of any of the events set forth in any one of the following paragraphs:

         (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); or

         (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination,

                  (i) all or  substantially  all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, at least 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

                  (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; or

                  (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

         (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

1.07.    Code

         Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.08.    Committee

         Committee means the Compensation Committee of the Board.

1.09.    Common Stock

         Common Stock means the common stock of the Company.

1.10.    Company

         Company means Dynex Capital, Inc. or any successor thereto.

1.11.    Control Change Date

         Control Change Date means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the Control Change Date is the date of the last of such transactions.

1.12.    Corresponding SAR

         Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.13.    DER Accrual Period

         DER Accrual Period means any period that begins with the previous DER Award Date, or any date determined by this Committee after the grant date of the related Option or SAR if there is no previous DER Award Date, and that ends on the next DER Award Date.

1.14.    DER Award Date

         DER Award Date means any date determined by the Committee on which Dividend Equivalent Rights are awarded.

1.15.    Dividend Equivalent Right

         Dividend Equivalent Right means any right granted under Section 9.01 of the Plan.

1.16.    Exchange Act

         Exchange Act means the Securities Exchange Act of 1934, as amended from time to time.

1.17.    Fair Market Value

         Fair Market Value means, on any given date, the reported closing price of a share of Common Stock as reported on the New York Stock Exchange composite tape on such day, or if the Common Stock was not traded on the New York Stock Exchange on such day, then on the next preceding day that the Common Stock was so traded, all as reported by such service as the Administrator may select.

1.18.    Initial Value

         Initial Value means, with respect to a Corresponding SAR, the Option price per share of the related Option and, with respect to an SAR granted independently of an Option, the price per share of Common Stock as determined by the Administrator on the date of the grant; provided, however, that the price per share of Common Stock encompassed by the grant of an SAR shall not be less than the Fair Market Value on the date of grant. Except for an adjustment authorized under Article XII, the Initial Value may not be reduced (by amendment or cancellation of the SAR or otherwise) after the date of grant.

1.19.    Net Worth

         Net Worth means the excess of the Company's assets over liabilities, but excluding the value of any preferred equity in the Company, as determined in accordance with generally accepted accounting principles.

1.20.    Option

         Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.21.    Participant

         Participant means an employee of the Company or a Related Entity, a member of the Board or the board of directors of a Related Entity or a consultant or advisor to the Company or a Related Entity who satisfies the requirements of Article IV and is selected by the Administrator to receive an Award.

1.22.    Performance Criteria

         Performance Criteria means one or more of (a) cash flow and/or free cash flow (before or after dividends), (b) earnings per share (including earnings before interest, taxes, depreciation and amortization) (diluted and basic earnings per share), (c) the price of Common Stock, (d) return on equity,
(e) total shareholder return, (f) return on capital (including return on total capital or return on invested capital), (g) return on assets or net assets, (h) market capitalization, (i) income or net income (before or after taxes), (j) operating income or net operating income, (k) operating profit or net operating profit, (l) operating margin or profit margin, (m) return on operating revenue,
(n) market share, (o) revenue growth, (p) net interest margin, (q) sales, (r) delinquency ratios, (s) credit loss levels, (t) expenses, (u) total shareholder equity, (v) return the portfolio assets, (w) portfolio growth, (x) servicing volume, (y) production volume and (z) dividends.

1.23.    Performance Shares

         Performance Shares means an Award, in the amount determined by the Administrator and specified in an Agreement, stated with reference to a specific number of shares of Common Stock, or Stock Units, that entitles holder to receive a payment for each specified share equal to the Fair Market Value of Common Stock on the date of payment.

1.24.    Plan

         Plan means the Dynex Capital, Inc. 2004 Stock Incentive Plan.

1.25.    Related Entity

         Related Entity means any entity in which the Company has a significant entity interest, as determined by the Company.

1.26.    SAR

         SAR means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Administrator and specified in an Agreement. In the absence of such a determination, the holder shall be entitled to receive the excess, if any, of the Fair Market Value at the time of exercise over the Initial Value. References to "SARs" include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.27.    Stock Award

         Stock Award means Common Stock awarded to a Participant under Article VIII.

1.28.    Stock Unit

         Stock Unit means an Award, or the amount determined by the Administrator and specified in an Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive a payment for each Stock Unit equal to the Fair Market Value of a share of Common Stock on the date of payment.

                                   Article II
                                    PURPOSES
                                    --------

         The Plan is intended to assist the Company and Related Entities in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and the Related Entities and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code ("incentive stock options") and Options not so qualifying, and the grant of SARs, Stock Awards, Stock Units, Performance Shares and Dividend Equivalent Rights. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

                                  Article III
                                 ADMINISTRATION
                                 --------------

         The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Awards, upon such terms (not inconsistent with the provisions of this Plan), as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option, SAR or Dividend Equivalent Rights or on the transferability or forfeitability of a Stock Award, Stock Unit or award of Performance Shares including by way of example and not of limitation, requirements that the Participant complete a specified period of employment or service with the Company or a Related Entity, requirements that the Company achieve a specified level of financial performance or that the Company achieve a specified level of financial return. Notwithstanding any such conditions, the Administrator may, in its discretion, accelerate the time at which any Option, SAR or Dividend Equivalent Rights may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or both, or the time at which an award of Performance Shares may be settled. In addition, the Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, or Award. All expenses of administering this Plan shall be borne by the Company, a Related Entity or a combination thereof.

         The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee's authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

                                   Article IV
                                   ELIGIBILITY
                                   -----------

         Any employee of the Company, any member of the Board, any employee or director of a Related Entity (including a corporation that becomes a Related Entity after the adoption of this Plan), or any consultant or advisor to the Company or Related Entity is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed or can be expected to contribute to the profits or growth of the Company or a Related Entity.

                                   Article V
                              STOCK SUBJECT TO PLAN
                              ---------------------

5.01.    Shares Issued

         Upon the award of shares of Common Stock pursuant to a Stock Award or in settlement of an Award of Performance Shares or Stock Units, the Company may issue shares of Common Stock from its authorized but unissued Common Stock. Upon the exercise of any Option, SAR or Dividend Equivalent Rights, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

5.02.    Aggregate Limit

         The maximum aggregate number of shares of Common Stock that may be issued under this Plan, pursuant to the exercise of SARs, Options and Dividend Equivalent Rights, the grant of Stock Awards and the settlement of Performance Shares and Stock Units is 1,500,000 shares. The maximum aggregate number of shares that may be issued under this Plan as Stock Awards is 500,000 shares. The maximum aggregate number of shares that may be issued under this Plan in settlement of Performance Shares is 500,000. The maximum aggregate number of shares that may be issued under the Plan in settlement of Stock Units is 500,000. The maximum aggregate number of shares that may be issued under this Plan and the maximum number of shares that may be issued as Stock Awards and in settlement of Performance Shares and Stock Units shall be subject to adjustment as provided in Article XII.

5.03.    Reallocation of Shares

         If an Option is terminated, in whole or in part, for any reason other than its exercise or the exercise of a Corresponding SAR, the number of shares of Common Stock allocated to the Option and any related Dividend Equivalent Rights or portion thereof may be reallocated to other Awards to be granted under this Plan. If an SAR is terminated, in whole or in part, for any reason other than its exercise or the exercise of a related Option, the number of shares of Common Stock allocated to the SAR and any related Dividend Equivalent Rights or portion thereof may be reallocated to other Awards to be granted under this Plan. If a Stock Award, Performance Share Award or Stock Unit is forfeited or terminated, in whole or in part, for any reason, the number of shares of Common Stock allocated to the Stock Award, Performance Share Award or Stock Unit or portion thereof may be reallocated to other Awards to be granted under this Plan. If shares of Common Stock are surrendered or withheld in satisfaction of tax withholding requirements the number of shares surrendered or withheld may be reallocated to other Awards to be granted under this Plan.

                                   Article VI
                                     OPTIONS
                                     -------

6.01.    Award

         In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by each such award; provided, however that no Participant may be granted Options in any calendar year covering more than 150,000 shares of Common Stock.

6.02.    Option Price

         The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Administrator on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted. Except for an adjustment authorized under Article XII, the Option price may not be reduced (by amendment or cancellation of the Option or otherwise) after the date of grant.

6.03.    Maximum Option Period

         The maximum period in which an Option may be exercised shall be ten years from the date such Option was granted. The terms of any Option may provide that it has a term that is less than such maximum period.

6.04.    Nontransferability

         Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.05.    Transferable Options

         Section 6.04 to the contrary notwithstanding, if the Agreement provides, an Option that is not an incentive stock option may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

6.06.    Employee Status

         For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

6.07.    Exercise

         Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that incentive stock options (granted under the Plan and all plans of the Company and its Related Entities) may not be first exercisable in a calendar year for stock having a Fair Market Value (determined as of the date an Option is granted) exceeding the limit prescribed by Section 422(d) of the Code. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.08.    Payment

         Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Administrator. Subject to rules established by the Administrator, payment of all or part of the Option price may be made with shares of Common Stock which have been owned by the Participant for at least six months and which have not been used for another Option exercise during the prior six months. If Common Stock is used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

6.09.    Change in Control

         Section 6.07 to the contrary notwithstanding and subject to the terms set forth in an Agreement, each outstanding Option may be fully exercisable (in whole or in part at the discretion of the holder) upon a Change in Control. An Option that becomes exercisable pursuant to this Section 6.09 shall remain exercisable thereafter in accordance with the terms of the Agreement.

6.10.    Shareholder Rights

         No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date of exercise of such Option.

6.11.    Disposition of Stock

         A Participant shall notify the Company of any sale or other disposition of Common Stock acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

                                  Article VII
                                      SARS
                                      ----

7.01.    Award

         In accordance with the provisions of Article IV, the Administrator will designate each individual to whom SARs are to be granted and will specify the number of shares covered by each such award; provided, however, no Participant may be granted SARS in any calendar year covering more than 150,000 shares of Common Stock. For purposes of the foregoing limit, an Option and Corresponding SAR shall be treated as a single award. In addition, no Participant may be granted Corresponding SARs (under all incentive stock option plans of the Company and its Affiliates) that are related to incentive stock options which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds the limit prescribed by Section 422(d) of the Code.

7.02.    Maximum SAR Period

         The maximum period in which an SAR may be exercised shall be ten years from the date such SAR was granted. The terms of any SAR may provide that it has a term that is less than such maximum period.

7.03.    Nontransferability

         Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 7.04, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.04.    Transferable SARs

         Section 7.03 to the contrary notwithstanding, if the Agreement provides, an SAR, other than a Corresponding SAR that is related to an incentive stock option, may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an SAR transferred pursuant to this Section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution. In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.

7.05.    Exercise

         Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that a Corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

7.06.    Change in Control

         Section 7.05 to the contrary notwithstanding and subject to the terms of the Agreement, each outstanding SAR may be fully exercisable (in whole or in part at the discretion of the holder) upon a Change in Control. An SAR that becomes exercisable pursuant to this Section 7.06 shall remain exercisable thereafter in accordance with the terms of the Agreement.

7.07.    Employee Status

         If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

7.08.    Settlement

         At the Administrator's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

7.09.    Shareholder Rights

         No Participant shall, as a result of receiving an SAR, have any rights as a shareholder of the Company until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

                                  Article VIII
                                  STOCK AWARDS
                                  ------------

8.01.    Award

         In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by each such award; provided, however, that no Participant may receive Stock Awards in any calendar year for more than 150,000 shares of Common Stock.

8.02.    Vesting

         The Administrator, on the date of the award, may prescribe that a Participant's rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. The restrictions set forth in the Agreement must include a period of restriction for at least three years; provided, however, that such restrictions shall not apply in the case of a Stock Award granted in connection with the settlement of Performance shares. By way of example and not of limitation, the restrictions may postpone transferability of the shares or may provide that the shares will be forfeited if the Participant separates from the service of the Company and its Related Entities before the expiration of a stated period or if the Company, a Related Entity, the Company and its Related Entities or the Participant fails to achieve stated performance objectives, including performance objectives stated with reference to Performance Criteria. The Administrator, in its discretion, may waive the requirements for vesting or transferability for all or part of the shares subject to a Stock Award in connection with a Participant's termination of employment or service.

8.03.    Employee Status

         In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or service, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

8.04.    Change in Control

         Sections 8.02 and 8.03 to the contrary notwithstanding and subject to the terms of the Agreement, each outstanding Stock Award may be transferable and nonforfeitable upon a Change in Control.

8.05.    Shareholder Rights

         Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable), a Participant will have all the rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares of Common Stock granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

                                   Article IX
                           DIVIDEND EQUIVALENT RIGHTS

9.01.    Award

         If provided in an Agreement, any Option or SAR granted hereunder will accrue Dividend Equivalent Rights on each DER Award Date following the grant of such Option or SAR in an amount determined by the following formula: the number of shares of Common Stock subject to the Option or SAR (including for this purpose the number of shares of Common Stock subject to Dividend Equivalent Rights previously accrued on such Option or SAR) will be multiplied by the Dividend Excess (as hereinafter defined) per outstanding share of Common Stock, and the resulting product will be divided by the Fair Market Value on the DER Award Date. The "Dividend Excess," if any, for any DER Award Date shall equal the excess of dividends actually paid on shares of Common Stock during the DER Accrual Period ending with the DER Award Date, which excess shall not exceed the Company's net income for such period, over the Benchmark Earnings (as hereinafter defined). The Benchmark Earnings for any DER Award Date shall equal the product of (i) the Designated Yield (as hereinafter defined) for the DER Accrual Period ending with the DER Award Date, (ii) the Company's Average Net Worth during such DER Accrual Period and (iii) a fraction, the numerator of which is the number of days in the DER Accrual Period ending with the DER Award Date and the denominator of which is 365. The Designated Yield shall be set by the Committee or each DER Award Date, but will not be less than 2%. The Committee will determine if the DERs are to be paid in additional Options (if Options were granted), in additional SARs (if SARs were granted), in Common Stock or in cash.

9.02.    Time and Method of Exercise

         Upon exercise of the Option or the SAR, a number of accrued Dividend Equivalent Rights shall be deemed to have been exercised equal to the total number of such accrued Dividend Equivalent Rights as of the end of the month preceding the month of exercise multiplied by a fraction, the numerator of which is the number of shares of Common Stock for which the Option or SAR is being exercised on such date, and the denominator of which is the maximum number of shares of Common Stock for which the Option or the SAR could have been exercised immediately prior to such exercise; provided, however, that any fractional Dividend Equivalent Rights resulting from this calculation shall not be deemed to have been exercised. As provided in an Agreement, each Dividend Equivalent Right shall entitle the Option or the SAR holder to receive either (i) additional Options or SARs, as the case may be; (ii) Common Stock or (iii) cash upon the deemed exercise of such Right. Fractional Dividend Equivalent Rights shall continue to accrue with respect to any Option or SAR that has not been totally exercised. Upon the total exercise of any Option or SAR, any remaining fractional Dividend Equivalent Rights accrued with respect thereto shall be canceled if paid in stock. Upon the exercise of the Dividend Equivalent Rights on an Option, the proportionate number of Dividend Equivalent Rights on any Corresponding SAR will be canceled and vice versa.

                                   Article X
                            PERFORMANCE SHARE AWARDS
                            ------------------------

10.01.   Award

         In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Award of Performance Shares is to be made and will specify the number of shares of Common Stock covered by each such Award; provided, however, that no Participant may receive an Award of Performance Shares in any calendar year for more than 150,000 shares of Common Stock.

10.02.   Earning the Award

         The Administrator, on the date of the grant of an Award, shall prescribe that the Performance Shares, or a portion thereof, will be earned, and the Participant will be entitled to receive payment pursuant to the Award of Performance Shares, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Administrator and set forth in the Agreement. The restrictions set forth in the Agreement must include the attainment of performance objectives, including performance objectives stated with reference to Performance Criteria; provided, however, that such restrictions shall not apply in the case of a Stock Award granted in connection with the settlement of Performance Shares or Stock Awards or in the case of a substitute Award pursuant to Article XII. By way of example and not of limitation, the performance objectives or other criteria may provide that the Performance Shares will be earned only if the Participant remains in the employ or service of the Company or a Related Entity for a stated period and that the Company, a Related Entity, the Company and its Related Entities or the Participant achieve stated objectives. Notwithstanding the preceding sentences of this Section 10.02, the Administrator, in its discretion, may reduce the duration of the performance period and may adjust the performance objectives for outstanding Performance Shares in connection with a Participant's termination of employment or service.

10.03.   Payment

         In the discretion of the Administrator, the amount payable when an Award of Performance Shares is earned may be settled in cash, by the issuance of Common Stock, grant of Stock Units or a combination of cash, Common Stock and/or Stock Units. A fractional share shall not be deliverable when an Award of Performance Shares is earned, but a cash payment will be made in lieu thereof.

10.04.   Shareholder Rights

         No Participant shall, as a result of receiving an Award of Performance Shares, have any rights as a shareholder until and to the extent that the Award of Performance Shares is earned and settled by the issuance of Common Stock. After an Award of Performance Shares is earned, if settled completely or partially in Common Stock, a Participant will have all the rights of a shareholder with respect to such Common Stock.

10.05.   Nontransferability

         Except as provided in Section 10.06, Performance Shares granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Performance Shares shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

10.06.   Transferable Performance Shares

         Section 10.05 to the contrary notwithstanding, if the Agreement provides, an Award of Performance Shares may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of Performance Shares transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Performance Shares during the period that they were held by the Participant; provided, however that such transferee may not transfer Performance Shares except by will or the laws of descent and distribution.

10.07.   Employee Status

         In the event that the terms of any Performance Share Award provide that no payment will be made unless the Participant completes a stated period of employment or service, the Administrator may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

10.08.   Change in Control

         Section 10.02 to the contrary notwithstanding and subject to the terms of the Agreement, each outstanding Performance Award may be fully earned upon a Change in Control.

                                   Article XI
                                   STOCK UNITS
                                   -----------

11.01.   Award

         In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Award of Stock Units is to be made and will specify the number of Stock Units covered by such Awards; provided, however, that no Participant may be awarded Stock Units for more than 150,000 shares of Common Stock in any calendar year.

11.02.   Earning the Award

         The Administrator, on the date of grant of the Award, may prescribe that the Stock Units or a portion thereof, will be earned only upon, and the Participant will be entitled to receive a payment pursuant to the Award of Stock Units, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Administrator and set forth in the Agreement. The restrictions set forth in the Agreement must include a period of restriction of at least three years or the attainment of performance objectives, including performance objectives stated with reference to Performance Criteria; provided, however, that such restrictions shall not apply in the case of a Stock Unit granted in connection with the Settlement of Performance Shares or Stock Awards or in the case of a substitute award pursuant to Article XII. By way of example and not of limitation, the Performance Criteria or other criteria may provide that the Stock Units will be earned only if the Participant remains in the employ or service of the Company or a Related Entity for a stated period or that the Company, a Related Entity, the Company and its Related Entities or the Participant achieve stated objectives including performance objectives stated with reference to Performance Criteria. Notwithstanding the preceding sentences of this Section 11.02, the Administrator, in its discretion, may reduce the duration of the performance period and may adjust the performance objectives for outstanding Stock Units in connection with a Participant's termination of employment or service.

11.03.   Payment

         In accordance with the Agreement, the amount payable when an award of Stock Units is earned may be settled in cash, Common Stock or a combination of cash and Common Stock. A fractional share shall not be deliverable when an Award of Stock Units is earned, but a cash payment will be made in lieu thereof.

11.04.   Nontransferability

         A Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of a Stock Unit Award other than by will or the laws of descent and distribution. The limitations set forth in the preceding sentence shall not apply to Common Stock issued as payment pursuant to a award of Stock Units.

11.05.   Shareholder Rights

         No Participant shall, as a result of receiving an award of Stock Units, have any rights as a shareholder of the Company or Subsidiary until and to the extent that the Stock Units are earned and settled in shares of Common Stock. After Stock Units are earned and settled in shares of Common Stock, a Participant will have all the rights of a shareholder with respect to such shares.

11.06.   Change in Control

         Section 11.02 to the contrary notwithstanding and subject to the terms of the Agreement, each outstanding award of Stock Units may be transferable and non-forfeitable upon a Change in Control.

                                  Article XII
                     ADJUSTMENT UPON CHANGE IN COMMON STOCK
                     --------------------------------------

         The maximum number of shares as to which Awards may be granted under this Plan; the terms of outstanding Awards; and the per individual limitations on the number of shares of Common Stock for which Stock Awards may be granted shall be adjusted as the Committee shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies, (b) there occurs any other event which, in the judgment of the Committee necessitates such action or (c) there is a Change in Control. Any determination made under this Article XII by the Committee shall be final and conclusive.

         The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Awards may be granted, the per individual limitations on the number of shares of Common Stock for which Awards may be granted or the terms of outstanding Awards.

         The Committee may grant Awards in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or a Related Entity in connection with a transaction or event described in the first paragraph of this Article XII. Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Awards, shall be as the Committee, in its discretion, determines is appropriate.

                                  Article XIII
              COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES
              -----------------------------------------------------

         No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted, a Performance Share or Stock Unit is settled or for which an Option or SAR is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock Award, Performance Share or Stock Unit shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

                                  Article XIV
                               GENERAL PROVISIONS
                               ------------------

14.01.   Effect on Employment and Service

         Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual any right to continue in the employ or service of the Company or a Related Entity or in any way affect any right or power of the Company or a Related Entity to terminate the employment or service of any individual at any time with or without assigning a reason therefore.

14.02.   Unfunded Plan

         The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

14.03.   Rules of Construction

         Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

14.04.   Tax Withholding

         Each Participant shall be responsible for satisfying any income and employment tax withholding obligation attributable to participation in this Plan. In accordance with procedures established by the Administrator, a Participant may surrender shares of Common Stock, or receive fewer shares of Common Stock than otherwise would be issuable, in satisfaction of all or part of that obligation.

                                   Article XV
                                    AMENDMENT
                                    ---------

         The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if (i) the amendment increases the aggregate number of shares of Common Stock that may be issued under the Plan (other than an adjustment pursuant to Article XII) or (ii) the amendment changes the class of individuals eligible to become Participants. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Award outstanding at the time such amendment is made.

                                  Article XVI
                                DURATION OF PLAN
                                ----------------

         No Award may be granted under this Plan more than ten years after the earlier of the date the Plan is adopted by the Board or the date that the Plan is approved in accordance with Article XVII. Awards granted before that date shall remain valid in accordance with their terms.

                                  Article XVII
                             EFFECTIVE DATE OF PLAN
                             ----------------------

         Options, SARs, Stock Units, Performance Shares and Dividend Equivalent Rights may be granted under this Plan upon its adoption by the Board, provided that no Option, SAR, Stock Unit, Performance or Dividend Equivalent Rights shall be effective or exercisable unless this Plan is approved by a majority of the votes cast by the Company's shareholders, voting either in person or by proxy, at a duly held shareholders' meeting at which a quorum is present or by unanimous consent. Stock Awards may be granted under this Plan, upon the later of its adoption by the Board or its approval by shareholders in accordance with the preceding sentence.

                              PROXY - COMMON STOCK

                               DYNEX CAPITAL, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas B. Akin and Stephen J. Benedetti, and each of them, as proxies of the undersigned, with full power of substitution, and authorizes each of them to represent the undersigned and to vote, as designated on this card, all the shares of common stock of Dynex Capital, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the "Traders" Conference Room of the New York Marriott Financial Center located at 85 West Street, New York, New York on Tuesday, July 20, 2004, at 9:00 a.m. Eastern Time, or any adjournment or postponement thereof, upon the matters set forth in the Notice of Annual Meeting of Shareholders, and the related proxy statement, a copy of which has been received by the undersigned, and in their discretion upon any adjournments or postponements of the meeting.

The Board of Directors recommends a vote FOR each of the nominees listed in Proposals 1 and FOR Proposals 2 and 3.

1. Election of directors.

         Thomas B. Akin                     |_| FOR           |_| WITHHOLD
         J. Sidney Davenport                |_| FOR           |_| WITHHOLD
         Donald B. Vaden                    |_| FOR           |_| WITHHOLD
         Eric P. Von der Porten             |_| FOR           |_| WITHHOLD

2. Approval of the Dynex Capital, Inc. 2004 Stock Incentive Plan.

                           |_| FOR          |_| AGAINST       |_| ABSTAIN

3. Approval of an adjournment of the Annual Meeting, if necessary.

                           |_| FOR          |_| AGAINST       |_| ABSTAIN

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each of the nominees listed in Proposals 1 and FOR Proposals 2 and 3.

In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting.

                                            Please sign exactly as the name
                                            appears below. When shares are
                                            held by joint tenants, both should
                                            sign. When signing as attorney,
                                            executor, administrator, trustee,
                                            guardian or agent, please give
                                            full title as such. If a
                                            corporation, please sign in full
                                            corporate name by president or
                                            other authorized officer.  If a
                                            partnership, please sign in partner-
                                            ship name by authorized person.

                                            Date: ________________________, 2004

                                            ------------------------------------
                                            Signature

                                            ------------------------------------
                                            Signature, if held jointly
                                            PLEASE MARK, SIGN, DATE AND RETURN
                                            THE PROXY CARD PROMPTLY USING THE
                                            ENCLOSED ENVELOPE.

                        PROXY - SERIES D PREFERRED STOCK

                               DYNEX CAPITAL, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas B. Akin and Stephen J. Benedetti, and each of them, as proxies of the undersigned, with full power of substitution, and authorizes each of them to represent the undersigned and to vote, as designated on this card, all the shares of Series D preferred stock of Dynex Capital, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the "Traders" Conference Room of the New York Marriott Financial Center located at 85 West Street, New York, New York on Tuesday, July 20, 2004, at 9:00 a.m. Eastern Time, or any adjournment or postponement thereof, upon the matters set forth in the Notice of Annual Meeting of Shareholders, and the related proxy statement, a copy of which has been received by the undersigned, and in their discretion upon any adjournments or postponements of the meeting.

Election of Directors

         Leon A. Felman              |_| FOR  |_| WITHHOLD
         Barry Igdaloff              |_| FOR  |_| WITHHOLD


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given or if this proxy card is not completed in accordance with its instructions, the proxies will abstain from voting the shares.

                                            Please sign exactly as the name
                                            appears below. When shares are
                                            held by joint tenants, both should
                                            sign. When signing as attorney,
                                            executor, administrator, trustee,
                                            guardian or agent, please give
                                            full title as such. If a
                                            corporation, please sign in full
                                            corporate name by president or
                                            other authorized officer.  If a
                                            partnership, please sign in partner-
                                            ship name by authorized person.

                                            Date: ________________________, 2004

                                            ------------------------------------
                                            Signature

                                            ------------------------------------
                                            Signature, if held jointly
                                            PLEASE MARK, SIGN, DATE AND RETURN
                                            THE PROXY CARD PROMPTLY USING THE
                                            ENCLOSED ENVELOPE.